 EXHIBIT 99.2
STATEMENT UNDER OATH OF PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER REGARDING FACTS AND
                                  CIRCUMSTANCES RELATING TO EXCHANGE ACT FILINGS

I, Charles W. Cramb, Chief Financial Officer of The Gillette Company, state and attest that:

(1) To the best of my knowledge, based upon a review of the covered reports of The Gillette Company, and, except as corrected or supplemented in a subsequent covered report:

o        no covered report contained an untrue statement of a material fact as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed); and

o        no covered report omitted to state a material fact necessary to make the statements in the covered report, in light of the circumstances under which they were made, not misleading as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed).

(2) I have reviewed the contents of this statement with the Company's Audit Committee.

(3) In this statement under oath, each of the following, if filed on or before the date of this statement, is a
"covered report":
o        The Gillette Company Annual Report to the Securities and Exchange Commission on Form 10-K for the year ended December 31, 2001, Commission File no. 1-922;

o        all reports on Form 10-Q, all reports on Form 8-K and all definitive proxy materials of The Gillette
         Company subsequent to the filing of the Form 10-K identified above; and

o        any amendments to the foregoing.

         /s/ Charles W. Cramb                                          Subscribed and sworn to
         Charles W. Cramb                                              before me this 2nd
                                                                       day of August, 2002.

         Date: August 2, 2002                                          /s/  William J. Mostyn
                                                                            Notary Public

                                                                       My commission expires:
                                                                       March 13, 2009